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                           STANDARD INDUSTRIAL LEASE
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

1. Parties. this Lease, dated, for reference purposes only, June 30, 1995, is made by and between FIRST DICE ROAD COMPANY, A California Limited Partnership (herein called "Lessor") and Phibro-Tech, Inc., a Delaware Corporation (herein called "Lessee").

2. Premises. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of Los Angeles, State of California, commonly known as 8851 Dice Road, Santa Fe Springs, California and described as on Schedule "A" annexed, together with all tangible personal property of Lessor located at the Premises. Said real property including the land and all improvements thereon, is herein called "the Premises."

3.       Term.

         3.1 The term of this Lease shall be for Ten (10) Years commencing on June 30, 1995 and ending on June 29, 2005 unless sooner terminated pursuant to any provision hereof.

4. Rent. Lessee shall pay to Lessor as annual rent for the Premises Two Hundred Fifty Thousand dollars ($250,000), payable in equal monthly installments of $20,833.33, in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the month installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof $ None as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lessee, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default,

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         or to compensate Lessor for any loss of damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee for, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises.

6.       Use.

         6.1 Use. The Premises shall be used and occupied only for any lawful purpose.

         6.2 Compliance with Law. Lessee shall, at Lessee's expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders and requirements in effect during the term or any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant of the building containing the Premises, which shall tend to disturb such other tenants.

         6.3 Condition of Premises. Lessee hereby accepts the Premises in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

7.       Maintenance, Repairs and Alterations.

         7.1 Lessor's Obligations. Subject to the provisions of Article 9, Lessee, Lessee's shall keep in good order, condition and repair, the foundations, exterior walls and the exterior roof of the Premises. Lessor shall have no obligation to make Lessee expressly waivers the benefits of any statute now or hereafter in


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effect which would otherwise afford Lessee the right to make repairs at
Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. *the entire premises including

         7.2      Lessee's Obligations.

                  (a) Subject to the provisions of Paragraph 9, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (regardless of whether the damaged proportion of the Premises or the means of repairing the same are accessible to Lessee), including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surface of exterior walls, ceilings, windows, doors, plate glass, and skylights, located within the Premises and all sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to and included with the Premises.

                  (b) If Lessee fails to perform Lessee's obligations under this Paragraph 7.2 or 7.1, Lessor may at Lessor's option enter upon the Premises after 10 days' prior written notice to Lessee, and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of 10% per annum shall be due and payable as additional rent to Lessor together with Lessee's next rental installment.

                  (c) On the last day of the term hereof, or on any sooner termination. Lessee shall surrender the Premises to Lessor in the same condition as received, broom clean, ordinary wear and ten excepted. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment pursuant to Paragraph 7.3(c), which repair shall include the patching and filling of holes and repair of structural damage.

         7.3      Alterations and Additions.

                  (a) Lessee may make any alterations, improvements, additions, or utility installations in, on or about the Premises.

                  (b) Lessee shall pay when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee or for use in the Premises which claims are or may be secured by any mechanics' or material man's lien against the Premises or any interest therein Lessee shall give Lessor not


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less than ten (10) days' notice prior to the commencement of any work in the
Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

                  (c) All alterations, improvements, additions and utility installations (whether or not such utility installations constitute trade fixtures of Lessee, which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.3(c), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2(c).

8.       Insurance; Indemnity.

         8.1 Liability Insurance. Lessee shall, at Lessee's expense, obtain and keep in force during the terms of the Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.

         8.2 Property Insurance. Lessee shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk).

         8.3 Waiver of Subrogation. Lessee and Lessor each hereby waives any and all rights or recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control, where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.4 Indemnity. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by


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Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of the Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon: and in case any action or proceeding be brought against Lessor by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

         8.5. Exemption of Lessor from Liability. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee. Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions, arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same its inaccessible to Lessee, Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.

9.       Damage or Destruction.

         9.1 Partial Damage-Insured. Subject to the provisions of Paragraph 9.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 8.2. Lessee shall at Lessee's expense repair such damage as soon as reasonably possible and this Lessee shall continue in full force and effect.

         9.2 Partial Damage-Uninsured. Subject to the provisions of Paragraph 9.4, if at any time during the term hereof the Premises


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are damaged, except by a negligent or willful act of Lessee, and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessee pursuant to Paragraph 8.2. Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessee's expense in which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such damage notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10 day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         9.3 Total Destruction. If at any time during the term hereof the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessee pursuant to Paragraph 8.2 (including any total destruction required by any authorized public authority) this Lease shall automatically terminate as of the date of such total destruction.

         9.4 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

         9.5      Abatement of Rent; Lessee's Remedies.

                  (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Article, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.


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                  (b) If Lessor shall be obligated to repair or restore the
Premises under the provisions of this Paragraph 9 shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice. Any abatement in rent shall be computed as provided in Paragraph 9.5(a).

         9.6 Termination-Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor, Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

10.      Real Property Taxes.

         10.1 Payment of Tax Increase. Lessee shall pay all real property taxes applicable to the Premises;

         10.2 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property leases for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets of such other information as may be reasonably suitable. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.3     Personal Property Taxes.

                  (a) Lease shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lease contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

11.      [PARAGRAPH NOT LEGIBLE]

12.  Assignment and Subletting.

         12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without


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Lessor's prior written consent, which Lessor shall not unreasonably withhold.
Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

         12.2 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

         12.3 Attorney's Fees. In the event that Lessor shall consent to a sublease or assignment under Paragraph 12.1, Lessee shall pay Lessor's reasonable attorneys' fees not to exceed $100 incurred in connection with giving such consent.

13.      Defaults; Remedies

         13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

                  (a) The vacating or abandonment of the Premises by Lessee.

                  (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ___ days after written notice thereof from Lessor or Lessee.

                  (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice hereof from Lessor to Lessee: provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for it cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

                  (d) (i) The making by Lessee of any general assignment, or general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or


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arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days; (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days.

                  13.2 Remedies. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

                           (a)      Terminate Lessee's right to possession of
the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of resetting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any rest estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term alter the time of such award excess the amount of such rental loss for the same period that Lessee proves could be reasonably avoided: that portion of the leasing commission paid by Lessor pursuant to Article 15 applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of 10% per annum. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of (i) retaking possession of the Premises and recovering from Lessee the amount specified in this Paragraph 13.2(a), or (ii) proceeding under Paragraph 13.2(b).

                  (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, Including the right to recover the rent as it becomes due hereunder.


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                  (c) Pursue any other remedy now or hereafter available to
Lessor under the laws or judicial decisions of the State of California.

         13.3 Default by Lessor, Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation: provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance than Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

         13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder may cause Lessor to incur late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due. Lessee shall pay to Lessor a late charge equal to the late charge imposed under any mortgage or trust deed. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect, to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said poser (all of which are herein called "condemnation:), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the improvements on the premises, or more than 25% of the land area of the Premises which is not occupied by any improvements, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking for in the absence of such notice, within ten (10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the effect as to the portion of the


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Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages: provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lessee is not terminated by reason of such condemnation. Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority, Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15. Cancellation and/or Modification. This lease shall not be modified or canceled without the express written consent of NatWest Bank, N.A., unless the loan of $1,500,000 made to Jack C. Bendheim by NatWest Bank, N.A. on June 30, 1995 shall have been paid in full.

16.      General Provisions.

         16.1     Estoppel Certificate.

                  (a) Lessee shall at any time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect for, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrances of the Premises.

                  (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lessee is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance.


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                  (c) If Lessor desires to finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender designated by Lessor such financial statements of Lessee as may be reasonably required by such lender. Such statements shall include the past three weeks financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

         16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the even of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by the Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

         16.3 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

         16.4 Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 10% per annum from the dat due. Payment of such interest shall not excuse or cure any default by Lessee under the Lease.

         16.5     Time of Essence. Time is of the essence.

         16.6 Captions. Article and paragraph captions are not a part hereof.

         16.7 Incorporation of Prior Agreements; Amendments. this Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

         16.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be served personally or by


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regular mail, addressed to Lessor and Lessee respectively at the addresses set forth after their signatures at the end of this Lease.

         16.9 Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding reach at the time of acceptance of such rent.

         16.10 Recording. Lessee shall not record this Lease without Lessor's prior written consent, and such recording shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

         16.11 Holding Over. If Lessee remains in possession of the Premises or any part thereof after the separation of the term hereof without the express written consent of Lessor, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly rental plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

         16.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

         16.13 Covenants and Conditions. Each provision of this Lease performable by lessee shall be both a covenant and as condition.

         16.14 Binding Effect: choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the Laws of the State of California.


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         16.15 Subordination.

                  (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination. Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                  (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

         16.16 Attorney's Fees. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder the prevailing party in any such action, on trial or appeal, shall be entitled to this reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit or the broker named herein who seeks to enforce a right hereunder.

         16.17 Lessor's Access. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchases, or lenders, and making such alterations, repairs, or additions to the Premises or to the building of which they are a part as lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

         16.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent.

         16.19 Merger. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

         16.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation.

         17.1 Payment of Taxes. Lessee shall pay the real property tax as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration term thereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installments together with interest at the maximum rate then allowable by law.

         17.2 Definitions of "Real Property Tax". As said herein, the term "real Property tax" shall include any form of real estate tax or assessments, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than interference, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, agricultural, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge herein above included within the definition of "real property tax" or (ii) the nature of which was hereinbefore included with the definition of "real property tax", or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a transfer, either partial or total of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modification or charges hereto or any transfers hereof.

         The parties hereto have executed this Lease at the place and on the dates specified immediately adjacent to their respective signatures.

FIRST DICE COMPANY, A CALIFORNIA LIMITED PARTNERSHIP
By:  WESTERN MAGNESIUM CORP., General Partner
By:  /s/ Jack C. Bendheim
     --------------------
Jack C. Bendheim, President
"Lessor"
Executed at Epstein, Epstein, Brown & Bosch on June 30, 1995.
Address:  245 Green Village Rd., Chatham, N.J. 07928-0901

PHIBRO-TECH, INC.
By:  /s/ Nathan Bistricer
     --------------------
V.P. CFO
"Lessee"
Executed at Epstein, Epstein, Brown & Bosch on June 30, 1995.
Address:  245 Green Village Rd., Chatham, N.J. 07928-0901

                                 DESCRIPTION

                                 SCHEDULE "A"

PARCEL 1 OF THE PARCEL MAP 16989, IN THE CITY OF SANTA FE SPRINGS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, AS PER MAP FILED IN BOOK 181 PAGE 76 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO, THAT PORTION OF DICE ROAD AS SHOWN ON PARCEL MAP NO. 16589, IN THE CITY OF SANTA FE SPRINGS, COUNTY OF LOS ANGELES, STATE OF CALIFORNIA, FILED IN BOOK 181 PAGE 76 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY AS DESCRIBED IN THE DEED TO THE CITY OF SANTA FE SPRINGS, RECORDED JULY 26, 1968 AS INSTRUMENT NO. 2723 OF OFFICIAL RECORDS OF SAID COUNTY, BOUNDED IN THE NORTH BY THE EASTERLY PROLONGATION OF THAT CERTAIN COURSE IN THE NORTHERLY BOUNDARY OF SAID PARCEL MAP NO. 16989 AS HAVING A BEARING AND LENGTH OF "NORTH 78 DEGREES 25 MINUTES 00 SECONDS WEST 349.97 FEET" AND BOUNDED ON THE SOUTH BY THE EASTERLY PROLONGATION OF THE SOUTHERLY LINE OF SAID PARCEL MAP NO. 16589.

EXCEPT THEREFROM THE PROPERTY HEREBY CONVEYED THAT PORTION THEREOF LYING BELOW A DEPTH OF 500 FEET, MEASURED VERTICALLY, FROM THE CONTOUR OF THE SURFACE OF SAID PROPERTY; HOWEVER, GRANTOR, OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OF SAID PROPERTY OR ANY PART THEREOF LYING BETWEEN SAID SURFACE AND 500 FEET BELOW SAID SURFACE, AS SHOWN IN DEED RECORDED OCTOBER 24, 1985 AS INSTRUMENT NO. 85-1254948.

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE is made and entered into this ____ day of May, 1998 by and between First Dice Road Company, a California Limited Partnership ("Landlord") and Phibro-Tech, Inc., a Delaware corporation ("Tenant")

         WHEREAS, Landlord and Tenant entered into a certain lease dated June 30, 1995 (the "Lease") pursuant to which Landlord leased to Tenant the Demised Premises set forth on Schedule A annexed to the Lease; and

         WHEREAS, Landlord and Tenant have agreed to amend the Lease;

         NOW, THEREFORE, for $10.00 and other good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. The term of the Lease, originally scheduled to expire on June 29, 2005, is hereby extended through December 31, 2008;

                  2. Except as modified hereby, the Lease is unamended and shall continue in full force and effect, and the parties hereto ratify all the terms and conditions of the Lease; and

                  3. This First Amendment to Lease may be executed in counterparts, each of which shall be deemed an original, but all of which shall be deemed part of one and the same instrument.

                                           FIRST DICE COMPANY
Witness:                                   a California Limited Partnership

 /s/ Joseph M. Katzenstein                 By:      Western Magnesium Corp.
---------------------------                         its general partner


                                           By:  /s/ Jack C. Bendheim
                                                -------------------------------
                                                    Jack C. Bendheim


Witness:                                   PHIBRO-TECH, INC.

/s/ Joseph M. Katzenstein
---------------------------                By:  /s/ I. David Paley
                                                -------------------------------
                                                Name:  I. David Paley
                                                       ------------------------
                                                Title: CEO
                                                       ------------------------